Exhibit 10.29.1
APPENDIX X

Agency Code 12000	Contract No. C020429
Period 10/1/05 – 9/30/08	Funding Amount for Period Based on approved capitation rates
This is an AGREEMENT between THE STATE OF NEW YORK, acting by and through The New York State Department of Health, having its principal office at Corning Tower, Room 2001, Empire State Plaza, Albany NY 12237, (hereinafter referred to as the STATE), and CarePlus, LLC, (hereinafter referred to as the CONTRACTOR), to modify Contract Number C020429 by substituting the attached Appendix L “Approved Capitation Payment Rates.” The effective date of these modifications is October 1, 2005.
All other provisions of said AGREEMENT shall remain in full force and effect.
IN WITNESS WHEREOF, the parties hereto have executed this AGREEMENT as of the dates appearing under their signatures.

CONTRACTOR SIGNATURE		STATE AGENCY SIGNATURE

By:	/s/ Nasry Michelen	By:

Nasry Michelen

	Printed Name	Printed Name

Title:	Chief Executive Officer	Title:

Date:	3/12/06	Date:

State Agency Certification.:
In addition to the acceptance of this contract, I also certify that original copies of this signature page will be attached to all other exact copies of this contract.

STATE OF NEW YORK	)
	)	SS.:
County of New York	)
On the 13TH day of March 2006, before me personally appeared Nasry Michelen, to me known, who being by me duly sworn, did depose and say that he/she resides at 11 Wells Ave., Goton on Hudson, NY 10520 that he/she is the CEO of Careplus Health Plan LLc, the corporation described herein which executed the foregoing instrument; and that he/she signed his/her name thereto by order of the board of directors of said corporation.

(Notary) [ILLEGIBLE]		/s/ [ILLEGIBLE]

STATE COMPTROLLER’S SIGNATURE	Title:

Date:

APPENDIX L
Approved Capitation Payment Rates
APPENDIX L
October 1, 2005
L-l

CAREPLUS, LLC
Medicaid Managed Care Rates

MMIS ID #: 01617894	Effective Date: 10/01/05
Approved by DOB: Yes	Region: Northern Metro
DOH HMO #: 05-035	County: PUTNAM
Reinsurance: No	Status: Voluntary

Premium Group	Rate Amount
TANF/SN <6mo M/F	$204.87
TANF/SN 6mo-14 F	$67.30
TANF/SN 15-20 F	$158.53
TANF/SN 6mo-20 M	$72.23
TANF 21+ M/F	$177.28
SN 21-29 M/F	$214.04
SN 30+ M/F	$304.57
SSI 6mo-20 M/F	$249.18
SSI 21-64 M/F	$429.38
SSI 65+ M/F	$454.10
Maternity Kick Payment	$3,819.45
Newborn Kick Payment	$2,216.32
Optional Benefits Offered:

☐ Emergency Transportation	☐ Dental

☐ Non-Emergent Transportation	☑ Family Planning
Box will be checked if the optional benefit is covered by the plan

CAREPLUS, LLC
Family Health Plus Rates
Effective September 1, 2005

					Optional
					benefits covered
	Adults with	Adults without	Adults without		Family
County	Children 19 - 64	Children 19 - 29	Children 30 - 64	Maternity Kick	Planning	Dental
NEW YORK CITY	$183.45	$198.39	$258.07	$4,700.67	Yes	Yes
Date: 7/28/05